Exhibit 99.1

	Summary of Average Rates						Changes in Rate & Volume		Changes in Net Interest Income
BANK OF FLORIDA CORPORATION	($000)						($000)		($000)
RATE / VOLUME VARIANCE ANALYSIS
Three months ended December 31, 2008 vs.	December 2008 Quarter-to-Date			December 2007 Quarter-to-Date
Three months ended December 31, 2007	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total Commercial loans	$1,092,057	$16,447	5.99%	$974,935	$18,790	7.67%	-1.68%	117,122	$(4,107)	$1,764	$-	$(2,344)
Total Consumer loans	54,760	737	5.36%	53,655	1,014	7.52%	-2.16%	1,105	(292)	15	-	(277)
Total Residential real estate loans	117,541	1,776	6.01%	115,279	1,947	6.72%	-0.71%	2,262	(205)	34	-	(171)
Overdrafts/Non-accruing loans [1]	(50,987)	-	0.00%	(10,011)	-	0.00%	0.00%	(40,976)	-	-	-	-

Total Loans	1,213,371	18,960	6.22%	1,133,858	21,751	7.63%	-1.42%	79,513	(4,034)	1,242	-	(2,791)

Investment Securities	109,243	1,373	5.00%	48,133	663	5.48%	-0.48%	61,110	(59)	768	-	709
Federal funds sold	24,646	92	1.48%	1,360	15	4.39%	-2.91%	23,286	(10)	87	-	77
Deposits in banks	730	2	1.24%	1,220	15	4.84%	-3.60%	(490)	(11)	(2)	-	(13)

Total Interest-earning assets	$1,347,990	$20,427	6.03%	$1,184,571	$22,445	7.54%	-1.51%	$163,419	(4,113)	$2,096	$-	$(2,018)

Non interest-earning assets	161,960			124,888

Total Assets	$1,509,950			$1,309,459

INTEREST-BEARING LIABILITIES

Interest Bearing Checking	$44,903	35	0.31%	58,576	159	1.08%	-0.77%	(13,673)	$(113)	$(11)	$-	$(124)
Money Market Accounts	322,109	2,220	2.74%	365,371	3,931	4.27%	-1.53%	(43,262)	(1,402)	(309)	-	(1,711)
Savings Accounts	5,789	6	0.44%	6,690	10	0.58%	-0.14%	(901)	(2)	(1)	-	(3)
Total Certificates	693,488	6,820	3.91%	424,510	5,443	5.09%	-1.17%	268,978	(1,254)	2,630	-	1,377
Total Deposits	1,066,289	9,081	3.39%	855,147	9,543	4.43%	-1.04%	211,142	(2,772)	2,309	-	(462)

Total FHLB Advances & Other Borrowings	136,045	1,324	3.87%	130,644	1,595	4.84%	-0.97%	5,401	(319)	48	-	(271)
Total Subordinated Debt	16,000	233	5.80%	16,000	303	7.50%	-1.71%	-	(69)	(1)	-	(69)
Total Other Borrowings	152,045	1,557	4.07%	146,644	$1,897	5.13%	-1.06%	5,401	(388)	47	-	(341)

Total Interest-Bearing Liabilities	$1,218,334	$10,637	3.47%	$1,001,791	$11,440	4.53%	-1.06%	$216,543	$(3,160)	$2,357	$-	$(803)

Demand Deposits	102,202			105,608
Other Liabilities	(2,299)			2,551
Stockholder's equity	191,713			199,509
Total liabilities and equity	$1,509,950			$1,309,459

Net interest income/net interest spread		$9,790	2.56%		$11,004	3.01%	-0.45%	$(53,124)	$(954)	$(261)	$-	$(1,215)
Net interest margin			2.89%			3.69%	-0.80%

[1] For purposes of this analysis, non-accruing loans, if any, are not included in the average balances

	Summary of Average Rates						Changes in Rate & Volume		Changes in Net Interest Income
BANK OF FLORIDA CORPORATION	($000)						($000)		($000)
RATE / VOLUME VARIANCE ANALYSIS
Three months ended December 31, 2008 vs.	December 2008 Quarter-to-Date			September 2008 Quarter-to-Date
Three months ended September 30, 2008	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total Commercial loans	$1,092,057	$16,447	5.99%	$1,048,002	$16,961	6.44%	-0.45%	44,055	$(1,178)	$663	$-	$(514)
Total Consumer loans	54,760	737	5.36%	55,293	791	5.69%	-0.34%	(533)	(47)	(7)	-	(54)
Total Residential real estate loans	117,541	1,776	6.01%	120,306	1,901	6.29%	-0.28%	(2,765)	(84)	(42)	-	(125)
Overdrafts/Non-accruing loans [1]	(50,987)	-	0.00%	(26,674)	-	0.00%	0.00%	(24,313)	-	-	-	-

Total Loans	1,213,371	18,960	6.22%	1,196,927	19,654	6.53%	-0.32%	16,444	(951)	257	-	(694)

Investment Securities	109,243	1,373	5.00%	102,554	1,299	5.04%	-0.04%	6,689	(10)	84	-	74
Federal funds sold	24,646	92	1.48%	6,025	24	1.58%	-0.10%	18,621	(2)	69	-	68
Deposits in banks	730	2	1.24%	556	3	2.26%	-1.01%	174	(1)	1	-	(1)

Total Interest-earning assets	$1,347,990	$20,427	6.03%	$1,306,063	$20,980	6.39%	-0.36%	$41,928	(964)	$411	$-	$(553)

Non interest-earning assets	161,960			142,826

Total Assets	$1,509,950			$1,448,889

INTEREST-BEARING LIABILITIES

Interest Bearing Checking	$44,903	35	0.31%	$47,392	49	0.41%	-0.10%	(2,489)	$(12)	$(2)	$-	$(14)
Money Market Accounts	322,109	2,220	2.74%	328,099	2,389	2.90%	-0.16%	(5,990)	(128)	(41)	-	(169)
Savings Accounts	5,789	6	0.44%	6,173	9	0.55%	-0.11%	(384)	(2)	(0)	-	(2)
Total Certificates	693,488	6,820	3.91%	581,733	5,914	4.04%	-0.13%	111,755	(193)	1,099	-	906
Total Deposits	1,066,289	9,081	3.39%	963,396	8,360	3.45%	-0.06%	102,893	(335)	1,055	-	720

Total FHLB Advances & Other Borrowings	136,045	1,324	3.87%	168,085	1,500	3.55%	0.32%	(32,040)	135	(312)	-	(176)
Total Subordinated Debt	16,000	233	5.80%	16,000	199	4.94%	0.86%	-	35	(0)	-	35
Total Other Borrowings	152,045	1,557	4.07%	184,085	1,699	3.67%	0.40%	(32,040)	170	(312)	-	(142)

Total Interest-Bearing Liabilities	$1,218,334	$10,637	3.47%	$1,147,482	$10,059	3.49%	-0.02%	$70,853	$(165)	$744	$-	$579

Demand Deposits	102,202			101,044
Other Liabilities	(2,299)			2,456
Stockholder's equity	191,713			197,907
Total liabilities and equity	$1,509,950			$1,448,889

Net interest income/net interest spread		$9,790	2.56%		$10,921	2.90%	-0.34%	$(28,925)	$(799)	$(333)	$-	$(1,132)
Net interest margin			2.89%			3.33%	-0.44%

[1] For purposes of this analysis, non-accruing loans, if any, are not included in the average balances

Loan interest reversal		$163			$338
Total loans before interest reversal	$1,213,371	$19,123	6.27%	$1,196,927	$19,992	6.64%	-0.37%
Net interest income before interest reversal		$9,953			$11,259
Net interest margin before interest reversal			2.94%			3.43%	-0.49%

	Summary of Average Rates						Changes in Rate & Volume		Changes in Net Interest Income
BANK OF FLORIDA CORPORATION	($000)						($000)		($000)
RATE / VOLUME VARIANCE ANALYSIS
2008 vs. 2007 YTD	December 2008 - Year-to-Date			December 2007- Year-to-Date
	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total Commercial loans	$1,040,201	$67,945	6.53%	$880,659		7.96%	-1.43%	159,542	$(12,584)	$10,229	$192	$(2,163)
Total Consumer loans	54,614	3,185	5.83%	52,420	4,162	7.94%	-2.11%	2,194	(1,105)	117	11	(977)
Total Residential real estate loans	114,631	7,311	6.38%	100,086	6,876	6.87%	-0.49%	14,545	(493)	909	19	435
Overdrafts/Non-accruing loans [1]	(28,980)	-	0.00%	(4,194)	-	0.00%	0.00%	(24,786)	-	-	-	-

Total Loans	1,180,467	78,441	6.64%	1,028,971	81,145	7.89%	-1.24%	151,496	(12,771)	9,845	222	(2,704)

Investment Securities	91,136	4,716	5.18%	48,199	2,580	5.35%	-0.18%	42,937	(85)	2,215	7	2,137
Federal funds sold	9,187	155	1.68%	8,144	354	4.35%	-2.67%	1,043	(217)	17	1	(199)
Deposits in banks	560	15	2.71%	1,291	76	5.90%	-3.19%	(731)	(41)	(20)	-	(61)

Total Interest-earning assets	$1,281,349	$83,327	6.50%	$1,086,605	$84,155	7.74%	-1.24%	$194,744	$(13,115)	$12,056	$230	$(828)

Non interest-earning assets	143,671			96,589

Total Assets	$1,425,020			$1,183,194

INTEREST-BEARING LIABILITIES

Interest Bearing Checking	$49,785	247	0.50%	$57,058	684	1.20%	-0.70%	(7,273)	$(401)	$(38)	$2	$(437)
Money Market Accounts	338,357	10,215	3.02%	341,374	15,180	4.45%	-1.43%	(3,017)	(4,874)	(132)	41	(4,965)
Savings Accounts	6,228	34	0.55%	7,625	49	0.64%	-0.09%	(1,397)	(7)	(8)	-	(15)
Total Certificates	547,730	23,076	4.21%	367,992	18,609	5.06%	-0.84%	179,738	(3,105)	7,521	51	4,467
Total Deposits	942,100	33,572	3.56%	774,049	34,522	4.46%	-0.90%	168,051	(8,387)	7,343	94	(950)

Total FHLB Advances & Other Borrowings	163,801	6,065	3.70%	105,893	5,290	5.00%	-1.29%	57,908	(1,369)	2,130	14	775
Total Subordinated Debt	16,000	898	5.61%	14,438	1,119	7.75%	-2.14%	1,562	(309)	85	3	(221)
Total Other Borrowings	179,801	6,963	3.87%	120,331	6,409	5.33%	-1.45%	59,470	(1,678)	2,215	17	554

Total Interest-Bearing Liabilities	$1,121,901	$40,535	3.61%	$894,380	$40,931	4.58%	-0.97%	$227,521	$(10,065)	$9,558	$111	$(396)

Demand Deposits	104,224			103,149
Other Liabilities	1,406			7,247
Stockholder's equity	197,489			178,418
Total liabilities and equity	$1,425,020			$1,183,194

Net interest income/net interest spread		$42,792	2.89%		$43,224	3.16%	-0.27%	$(32,776)	$(3,049)	$2,498	$119	$(432)
Net interest margin			3.34%			3.98%	-0.64%

[1] For purposes of this analysis, non-accruing loans, if any, are not included in the average balances